                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    June 18, 1999
                                                           -------------

                                CROWN PAPER CO.
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            (Exact name of registrant as specified in its charter)


         Virginia                      33-93494                 54-1752385
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


       300 Lakeside Drive, Oakland CA                             94612-3592
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   (Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code    (510) 874-3400
                                                           --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              CROWN VANTAGE INC.


June 25, 1999                    /s/ Michael J. Hunter
                                 ----------------------------------------------
                                                Michael J. Hunter
                                 Senior Vice President, Chief Accounting Officer

Item 5. Other Events.

        See exhibit 99.1 for copy of news release.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit No.                                 Description
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            99.1 Crown Vantage common stock was delisted from Nasdaq National Market but will trade on NASD Over-The-Counter Bulletin Board.